                                                                   EXHIBIT 10.15

                                 FIRST AMENDMENT
                                       TO
                   CONTROLLED EQUITY OFFERING SALES AGREEMENT

         THIS FIRST AMENDMENT TO CONTROLLED EQUITY OFFERING SALES AGREEMENT (the "Amendment") is made as of January 10, 2003, by and between Anworth Mortgage Asset Corporation, a Maryland corporation (the "Company") and Cantor Fitzgerald & Co. ("CF&Co").

         WHEREAS, the Company and CF&Co entered into that certain Controlled Equity Offering Sales Agreement dated December 30, 2002 (the "Agreement").

         WHEREAS, due to a typographical error, the Company and CF&Co wish to amend the Agreement as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment to Section 1. Section 1 of the Agreement is hereby amended to insert the words "up to" immediately before "4,800,000 shares" in the first sentence thereof.

         2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile transmission.

         3. Continuing Agreement. Except as specifically amended hereby, all of the terms of the Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date firs above written.

                                    ANWORTH MORTGAGE ASSET CORPORATION

                                    By: /s/ Lloyd McAdams
                                       ------------------------------
                                       Lloyd McAdams
                                       Chief Executive Officer


                                    CANTOR FITZGERALD & CO.


                                    By: /s/ Stephen Merkel
                                       ------------------------------
                                       Stephen Merkel
                                       Executive Managing Director


                                    By: /s/ Marc J. Blazer
                                       ------------------------------
                                       Marc J. Blazer
                                       Managing Director